                                                                      EXHIBIT 25


                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James L. Fletcher, Gary E. Pruitt, and William A. Butler, or any one of them, their attorneys-in-fact, for them in any and all capacities, to sign the Annual Report on Form 10-K of Univar Corporation for the fiscal year ended February 28, 1995, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.


               Signature                    Title                    Date
               ---------                    -----                    ----


/s/ James W. Bernard                      Director             April 27, 1995
- ---------------------------------------
    James W. Bernard


/s/ Sjoerd D. Eikelboom                   Director             April 27, 1995
- ---------------------------------------
    Sjoerd D. Eikelboom


/s/ Richard E. Engebrecht                 Director             April 27, 1995
- ---------------------------------------
    Richard E. Engebrecht


/s/ Curtis P. Lindley                     Director             April 27, 1995
- ---------------------------------------
    Curtis P. Lindley


/s/ Roger L. Kesseler                     Director             April 27, 1995
- ---------------------------------------
    Roger L. Kesseler


/s/ N. Stewart Rogers                     Director             April 27, 1995
- ---------------------------------------
    N. Stewart Rogers


/s/ Robert S. Rogers                      Director             April 27, 1995
- ---------------------------------------
    Robert S. Rogers

             Signature                      Title                   Date
             ---------                      -----                   ----


/s/ John G. Scriven                       Director             April 27, 1995
- ---------------------------------------
    John G. Scriven


/s/ Roy E. Wansik                         Director             April 27, 1995
- ---------------------------------------
    Roy E. Wansik


                                          Director             April 27, 1995
- ---------------------------------------
    Nicolaas J. Westdijk


/s/ James H. Wiborg                       Director             April 27, 1995
- ---------------------------------------
    James H. Wiborg